                           Allmerica Investment Trust

    (Supplement Effective September 1, 1999 to Prospectus dated May 1, 1999)



The information relating to the Select Aggressive Growth Fund in the table under the heading, "Fees and Expenses of the Funds", in the section entitled, "Expense Summary", in the Prospectus is amended as follows:

                                         Shareholder               Annual Fund Operating Expenses           Total Annual
                                            Fees                (expenses deducted from Fund assets)            Fund
                                     (fees paid directly      Management     Distribution        Other        Operating
                                    from your investment)        Fees        (12b-1) Fees       Expenses       Expenses
                                    --------------------        ------       ------------       --------       --------
Select Aggressive Growth Fund               None               0.82% ***          None            0.07%      0.89% (1),(2)***

*** Effective September 1, 1999, the management fee rate for the Select Aggressive Growth Fund was revised. The Management Fee and Total Annual Fund Operating Expense ratios shown in the table above have been adjusted to assume that the revised rate took effect on January 1, 1998.

The percentage shown in footnote (2) under the heading, "Fees and Expenses of the Funds", in the section entitled, "Expense Summary", in the Prospectus is changed to 0.86% for the Select Aggressive Growth Fund.

The information relating to the Select Aggressive Growth Fund in the table under the heading, "Example", in the section entitled, "Expense Summary", in the Prospectus is amended as follows:


                                   1 Year     3 Years      5 Years     10 Years
                                   ------     -------      -------     --------

Select Aggressive Growth Fund       $89        $278         $483       $1,074